                                                                   EXHIBIT 99.1
                              LETTER OF TRANSMITTAL

                                    TO TENDER
                 12% SERIES A SENIOR SUBORDINATED NOTES DUE 2009
                                 IN EXCHANGE FOR
                 12% SERIES B SENIOR SUBORDINATED NOTES DUE 2009
                                       OF
                       M E R R I L L  C O R P O R A T I ON
                 PURSUANT TO THE PROSPECTUS DATED         , 2000

--------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                      ON           , 2000, UNLESS EXTENDED.
--------------------------------------------------------------------------------


                   DELIVERY TO: NORWEST BANK MINNESOTA, N.A.,
                                AS EXCHANGE AGENT
                               -------------------

 BY REGISTERED OR CERTIFIED MAIL:             BY REGULAR MAIL OR                     BY HAND:
                                              OVERNIGHT COURIER:                 (IN PERSON ONLY)

   Norwest Bank Minnesota, N.A.          Norwest Bank Minnesota, N.A.      Norwest Bank Minnesota, N.A.
           MAC N9303-121                         MAC N9303-121                     12th Floor -
           P.O. Box 1517                   Sixth & Marquette Avenue          Northstar East Building
       Minneapolis, MN 55480                 Minneapolis, MN 55479           Corporate Trust Services
 Attn: Corporate Trust Operations      Attn: Corporate Trust Operations      608 Second Avenue North
                                                                              Minneapolis, Minnesota

       BY FACSIMILE TRANSMISSION:                            GENERAL QUESTIONS AND REQUESTS:
    (FOR ELIGIBLE INSTITUTIONS ONLY)
             (612) 667-4924                                          (612) 667-9764

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS BEGINNING OF PAGE 8 OF THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges receipt of the prospectus dated
        , 2000 (the "Prospectus") of Merrill Corporation, a Minnesota corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12% Series B Senior Subordinated Notes due 2009 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 12% Series A Senior Subordinated Notes due 2009 (the "Old Notes"). The term
"Expiration Date" means 5:00 p.m., New York City time, on              ,  2000,
unless the Exchange Offer is extended, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined in this Letter of Transmittal have the meanings given to them in the Prospectus.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. ANY QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         Please list below the Old Notes you wish to exchange. If the space indicated is inadequate, the certificate or registration numbers and the principal amounts should be listed on a separately signed schedule attached to this Letter of Transmittal.

                        DESCRIPTION OF OLD NOTES TENDERED

--------------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) OF
 OLD NOTE(S), EXACTLY AS NAME(S) APPEAR(S) ON OLD                               AGGREGATE PRINCIPAL              PRINCIPAL
              NOTE(S) CERTIFICATE(S)                     CERTIFICATE OR        AMOUNT REPRESENTED BY               AMOUNT
            (PLEASE FILL IN, IF BLANK)                REGISTRATION NUMBERS*          OLD NOTES                   TENDERED**
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        TOTAL
                                                                              --------------------------------------------------

-----------------------

*        Need not be completed by Book-Entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

                             -----------------------


         This Letter of Transmittal is to be used:

         - if certificates of Old Notes are to be forwarded to the Exchange Agent;

         - if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository" or "DTC"), pursuant to the procedures set forth in the "The Exchange Offer--Procedures for Tendering" in the Prospectus; or

         - if tender of the Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

         Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent. Holders who cannot deliver this Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date or cannot complete the procedure for book-entry transfer on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

         The term "Holder" with respect to the Exchange Offer means any person who is the registered Holder of the Old Notes as set forth on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

/ /      CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.



/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS DEFINED IN INSTRUCTION 2) ONLY):

         Name of Tendering Institution:
                                       ----------------------------------------

         Account Number:
                        -------------------------------------------------------

         Transaction Code Number:
                                 ----------------------------------------------


/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Registered Holder(s):
                                      -----------------------------------------

         Name of Eligible Institution that Guaranteed Delivery:
                                                               ----------------


         If delivery by book-entry transfer:
                                            -----------------------------------

         Account Number:
                        -------------------------------------------------------

         Transfer Code Number:
                              -------------------------------------------------


/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              -----------------------------------------------------------------

         Address:
                 --------------------------------------------------------------

                 --------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes described under "Description of Old Notes Tendered" on page 2 of this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes being tendered, including all rights to accrued and unpaid interest as of the Expiration Date. The undersigned irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

         The undersigned represents to the Company that:

         - the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned;

         - neither the undersigned nor any such other person is participating, intends to participate or has an arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act of 1933) of such Exchange Notes;

         - the undersigned is not an affiliate (as defined under Rule 405 of the Securities Act of 1933) of the Company or, if the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate of the Company, the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act of 1933 or an exemption therefrom; and

         - neither the undersigned nor any such other person is a broker-dealer tendering Old Notes acquired directly from the Company.

         The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the A/B Exchange Registration Rights Agreement dated as of November 23, 1999 among the Company, its subsidiary guarantors and Donaldson Lufkin & Jenrette Securities Corporation and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Notes or the Exchange Notes.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date.

         Unless otherwise indicated in the box below entitled "Special Issuance Instructions" or the box below entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box below entitled "Special Issuance Instructions" or the box below entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 2).


-------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if the Exchange Notes are to be be issued in the name of someone other than the undersigned.



Name:..........................................................................
                                 (Please Print)

Address:.......................................................................

    ...........................................................................
                               (Include Zip Code)

Book-Entry Transfer Facility Account:..........................................
Employer Identification or
 Social Security Number:.......................................................

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above under "Description of Old Notes Tendered."



Name:..........................................................................
                                 (Please Print)



Address:.......................................................................

    ...........................................................................
                               (Include Zip Code)

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    IMPORTANT

                                    SIGN HERE
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

 ...............................................................................
 ...............................................................................
                            Signature(s) of Owner(s)

Dated:............................................., 2000

       (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information.)

Name(s):.......................................................................
 ...............................................................................
                                 (Please Print)

Capacity (full title):.........................................................

Address:.......................................................................
 ...............................................................................
 ...............................................................................
                                                 (Include Zip Code)

Area Code and Telephone Numbers:...............................................

Taxpayer Identification
  or Social Security No.:......................................................
      (See Substitute Form W-9)

                            GUARANTEE OF SIGNATURE(S)
                       (If Required -- See Instruction 5)

Authorized Signature:..........................................................

Name and Title:................................................................
                                 (Please Print)

Dated:.........................................................................

Name of Firm:..................................................................

Address:.......................................................................
 ...............................................................................
                               (Include Zip Code)

Area Code and Telephone Number:................................................
Dated:......................................., 2000
-------------------------------------------------------------------------------

              THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE FOLLOWING SUBSTITUTE FORM W-9 AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

------------------------------------------------------------------------------------------------------------------------

                                     PAYER'S NAME: NORWEST BANK MINNESOTA, N.A.

------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE
                                    PART 1 - PLEASE PROVIDE YOUR        ___________________________________________
FORM W-9                            TIN IN THE BOX AT RIGHT AND                  Social Security Number
                                    CERTIFY BY SIGNING AND DATING    OR
                                    BELOW.                              ____________________________________________
                                                                              Employer Identification Number

                                    ------------------------------------------------------------------------------------
Department of the Treasury,
Internal Revenue Service            PART 2 - Certification - Under Penalties of   PART 3 - / / -  I   am awaiting a TIN.
                                    Perjury, I certify that:

Payer's Request for Taxpayer
Identification Number (TIN)         (1) The number shown on this form is my
                                    correct Taxpayer Identification Number
                                    (or I am waiting for a number to be
                                    issued to me and have checked the box in
                                    Part 3) and


                                    (2) I am not subject to backup withholding
                                    because: (a) I am exempt from backup
                                    withholding, or (b) I have not been notified
                                    by the Internal Revenue Service (the "IRS")
                                    that I am subject to backup withholding as a
                                    result of a failure to report all interest
                                    or dividends, or (c) the IRS has notified me
                                    that I am no longer subject to backup
                                    withholding.
                                    ------------------------------------------------------------------------------------

                                    CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).


                                    SIGNATURE_______________________________________________________
                                    DATE______________________

------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld, until I provide a number.

                                                                        , 2000
----------------------------------         -----------------------------
         Signature                                     Date

-------------------------------------------------------------------------------

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.       DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

         All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth on the cover page of this Letter of Transmittal on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the Holder. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

         Delivery to an address other than as set forth on the cover page of this Letter of Transmittal will not constitute a valid delivery.

2.       GUARANTEED DELIVERY PROCEDURES.

         Holders who wish to tender their Old Notes, and (1) cannot deliver the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date or (2) cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender if:

         - the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution");

         - prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmittal, mail or hand delivery) specifying the name and address of the Holder and the principal amount of such Old Notes tendered, stating that the tender is being made, and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the Old Notes being tendered, a properly completed and duly executed Letter of Transmittal or a confirmation of a book-entry transfer into the Exchange Agent's account at The Depository Trust Company and an agent's message and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

         - the Exchange Agent receives such Old Notes and Letter of Transmittal or confirmation of a book-entry transfer into its account at The Depository Trust Company and an agent's message and all other documents required by the Letter of Transmittal within three New York Stock

              Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

         Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.       PARTIAL TENDERS.

         Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amounts. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered Hereby." A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

4.       WITHDRAWALS.

         Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date.
Any such notice of withdrawal must:

         - specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor");

         - identify the Old Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at the DTC to be credited);

         - be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the Depositor withdrawing the tender;

         - specify the name in which such Old Notes are to be registered, if different from that of the Depositor; and

         - include a statement that such Depositor is withdrawing his or her election to have such Old Notes exchanged.

         All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered prior to the Expiration Date. Any Old Notes which have been tendered but which are not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

5. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

         If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

         Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered hereby are tendered (1) by a registered Holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on page 5 of this Letter of Transmittal or (2) for the account of an Eligible Institution.

         If this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Notes, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

6.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering Holders should indicate, in the applicable box on page 5 of this Letter of Transmittal, the name and address (or account at the Depository) in which the Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

         If no instructions are given, the Exchange Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Notes or deposited at such Holder's account at DTC.

7.       TAX IDENTIFICATION NUMBER.

         Under current federal income tax law, a Holder tendering Old Notes is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 on page 7 of this Letter of Transmittal. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Old Notes may be subject to backup withholding.

         Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines") for additional information. Such a Holder, who satisfies one or more of the conditions set forth in Item 2 of Part 2 of the Substitute Form W-9, should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Several versions of Form W-8 are available depending on the foreign Holder's particular situation. Such forms can be obtained from the Exchange Agent.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         To prevent backup withholding on payments that are made to a Holder with respect to Old Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form set forth above certifying that the TIN provided on such Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that:

         -    such Holder is exempt;

         - such Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends; or

         - the Internal Revenue Service has notified such Holder that the Holder is no longer subject to backup withholding.

         Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Old Notes. If Old Notes are in more than one name or are not in the name of the actual Holder, consult the W-9 Guidelines enclosed herewith for instructions on which identification number to report.

         If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-


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

9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN by the time of the exchange, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

8.       TRANSFER TAXES.

         The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered, or if tendered Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 8, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in the Letter of Transmittal.

9.       WAIVER OF CONDITIONS.

         The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

10.      MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

         Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the Exchange Offer or the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth on the cover of this Letter of Transmittal.

12.      VALIDITY AND FORM.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such


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irregularities have been cured or waived. Any Old Notes received by the Exchange
Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.











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